Exhibit 99.2

_0 1 TM Q4 and Full - Year 2024 Earnings Call T1 Energy _ Q4 and Full - year 2024 Earnings Call G1 Dallas Pictured: Various stages of G1 Dallas solar panel production process.

Important Notices

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical facts included in this presentation, including, without limitation, with respect to T1 Energy, Inc.'s ("T1") operational performance and profitability (including its strategic objective to become a vertically integrated U.S. solar and storage leader and ability to optimize its U.S. marketing program and stack high-return solar and solar manufacturing projects), T1's ability to execute a rapid global corporate transformation, T1's creation of jobs in Texas and investments in project sites, the timing of production ramp of solar modules and facilities, progress on the anticipated timing, development and construction for G2 Austin, any production targets and estimated project economics (including potential funding sources at T1's facilities), any financial and operating guidance, growth prospects for the U.S. solar and storage market, T1's ability to generate sales and value from non-core assets, T1's ability to advance capital formation initiatives to fund the next phase of its U.S. growth strategy, any anticipated benefits of the U.S. Inflation Reduction Act and any other government incentives, any anticipated benefits and operating metrics of G1 Dallas and G2 Austin, the timing and progress of CFIUS approval, the timing and T1's ability to convert project financing construction loans, the strategic rationale for the selection of the G2 Austin project site, expected U.S. domestic content and any anticipated benefits and related benchmarks of such content and T1's ability to execute on its key priorities to generate value for its shareholders are forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside T1's control and are difficult to predict. Additional information about factors that could materially affect T1 is set forth under the "Risk Factors" section in (i) T1's post-effective amendment no. 1 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the "SEC") on January 4, 2024, (ii) T1's Registration Statement on Form S-4 filed with the SEC on September 8, 2023 and subsequent amendments thereto filed on October 13, 2023, October 19, 2023 and October 31, 2023, and (iii) T1's annual report on Form 10-K filed with the SEC on February 29, 2024, and T1's quarterly reports on Form 10-Q filed with the SEC on May 8, August 9 and November 12, 2024 and available on the SEC's website at www.sec.gov. Except as otherwise required by applicable law, T1 disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.

T1 intends to use its website as a channel of distribution to disclose information which may be of interest or material to investors and to communicate with investors and the public. Such disclosures will be included on T1's website in the 'Investor Relations' sections. T1 also intends to use certain social media channels, including, but not limited to, X (Twitter) and LinkedIn, as means of communicating with the public and investors about T1, its progress, products, and other matters. While not all the information that T1 posts to its digital platforms may be deemed to be of a material nature, some information may be. As a result, T1 encourages investors and others interested to review the information that it posts and to monitor such portions of T1's website and social media channels on a regular basis, in addition to following T1's press releases, SEC filings, and public conference calls and webcasts. The contents of T1's website and other social media channels shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

T1 Energy _ Q4 and Full-year 2024 Earnings Call _02

_0 3 TM Participants and Agenda T1 Energy _ Q4 and Full - year 2024 Earnings Call Daniel Barcelo Chairman of the Board and Chief Executive Officer Evan Calio Chief Financial Officer Jaime Gualy EVP, Corporate Development ▪ Key messages ▪ Overview of T1 Energy and U.S. solar + storage market focus ▪ Business update: G1 Dallas operations, G2 Austin solar cell project site selection ▪ Transaction update and timeline ▪ Financial summary ▪ G2 Austin project development overview ▪ 2025 - 2026 operating and financial guidance ▪ T1 is strategically focused on maximizing U.S. domestic content Prepared Remarks Q&A Rob Gibbons EVP, Strategic Partnerships B ørge Sel stad SVP, Operations General Manager (Incoming), G1 Dallas J eff Spittel EVP, Investor Relations and Corporate Development

_0 4 TM T1 Energy _ Q4 and Full - year 2024 Earnings Call Key Messages Fueling the next phase of T1’s strategic development ▪ T1 is executing a rapid global corporate transformation to focus on the U.S. solar + battery storage markets ▪ T1 has acquired and is operating G1 Dallas, one of the world’s most advanced solar module manufacturing facilities ▪ G1 Dallas U.S. solar module production ramp is ahead of plan ▪ Selected Sandow Lake Ranch in Milam County, TX as site for G2 Austin 5.0 GW U.S. solar cell manufacturing facility ▪ CFIUS process ongoing after parties to transaction filed joint voluntary notice ▪ No changes to initial 2025 - 2026 financial and operating guidance ▪ Advancing capital formation initiatives to fund next phase of T1’s U.S. growth strategy ▪ Executing non - core asset sales and European Portfolio Optimization Developing pathways to maximize U.S. domestic content of T1’s solar modules

_0 5 TM Overview of T1 Energy Unique leadership position in U.S. solar manufacturing sector ▪ T1 is focusing on the growing U.S. solar + storage market opportunity tied to surging domestic electricity demand growth ▪ T1 is one of the largest solar module producers in the U.S. with approximately 10% of domestic module capacity, at nameplate capacity 1 ▪ T1 is differentiated as the U.S. company capable of delivering domestic content with industry leading P - type and N - type technologies at scale Executing multi - phase corporate transformation to establish vertical solar integration at scale in U.S. ▪ State - of - the - art G1 Dallas 5.0 GW solar module facility creates T1’s manufacturing platform ▪ G2 Austin U.S. solar cell facility is a key first step of T1’s vertical integration strategy ▪ Focused on achieving scale across solar value chain while increasing domestic content offerings for customers ▪ Establishing a robust, secure, U.S. energy supply chain while creating new American jobs T1 brings a differentiated value proposition to U.S. customers ▪ Focused on developing pathway to maximize the U.S. domestic content of solar modules ▪ Full access to Trina’s leading and evolving technology portfolio through IP licenses ▪ Services contracts to leverage Trina’s operational and supply chain expertise Establishing an American advanced manufacturing U.S. solar + battery storage leader T1 Energy _ Q4 and Full - year 2024 Earnings Call G1 Dallas 1 Clean Energy Associates.

T1 is Focused on Solar + Battery Storage

T1 is aligned with the large and rapidly growing U.S. solar + battery storage markets

Significant growth implied by solar + battery interconnection queues (GW_{DC})


CAISO
470
West (non-ISO)
454
MISO
233
PJM
227
ERCOT
222
Southeast (non-ISO)
102
SPP
96
NYISO
67
ISO-NE
28
Solar+Storage
Solar
Battery

Solar + storage developments are cost-competitive and can be deployed rapidly

- Solar and battery industries cost structures are declining rapidly, fueling development
- Solar is a leading option for any near-term power growth initiatives— alternative sources, including natural gas would significantly delay implementation of much needed projects
- Other low carbon options, especially nuclear, face lengthy development and implementation timelines, making less adaptable and suitable to urgent energy needs

The solar market is expected to continue growing rapidly

- More than 80% of U.S. utility-scale electrical generation installations in 2024 were based on solar and/or battery storage[1]
- Additions supported by growing U.S. power demand and electrification growth
- Installations expected to accelerate over the medium-term as grids debottleneck
- Most U.S. solar supply chain segments to remain undersupplied towards 2030, creating opportunity for T1

Batteries unlock potential for additional solar installation growth

- The reliability features of solar + battery systems are becoming increasingly critical as the power mix grows more reliant on intermittent sources
- Batteries have proven to be a viable pathway to enhance stability of the grid

Source: Rystad Energy as of March 2025.

1 EIA

T1 Energy _ Q4 and Full-year 2024 Earnings Call

_06

_0 7 TM T1 Energy _ Q4 and Full - year 2024 Earnings Call Executing to Plan December 2024: Closed acquisition of Trina’s U.S. solar manufacturing assets on schedule February 2025: Established Austin, Texas as global corporate HQ February 2025: Completed sale of Georgia property for net proceeds of $22.5 million February 2025: Launched T1 Energy global rebranding Highlights of T1’s strategic repositioning March 2025: Announced site selection for G2 Austin U.S. solar cell facility March 2025: Reported G1 Dallas production ramp ahead of plan

_0 8 TM G1 production output ahead of plan ▪ Combined Jan - Feb 2025 G1 module production exceeded planned production by 48% ▪ Four of seven production lines have been installed, commissioned, and brought online ▪ On track to achieve 2025 production target of 3.4 GW ▪ Three PERC lines and one TOPCon line on production, all manufacturing utility - scale modules ▪ Building inventory buffer (currently 245 MW warehoused) to ensure consistency of delivery cadence Commercial update ▪ Delivering under the 1 GW/annum Trina U.S. offtake contract ▪ First deliveries under the 500 MW R.W.E. offtake contract expected in Q1 2025 Expect to convert G1 Dallas project financing construction to term loan in Q2 2025 ▪ Loan conversion expected to be completed prior to April 30, 2025 ▪ Conditioned upon successful installation, commissioning, testing, and third - party certification of all seven production lines Key priorities and action items ▪ Convert construction loan in Q2 2025 ▪ Continue to integrate operations teams and engage in knowledge sharing ▪ Develop offtake portfolio through integrated marketing program ▪ Accelerate implementation of T1’s safety protocols T1 Energy _ Q4 and Full - year 2024 Earnings Call G1 Dallas Operations Update Production ramp ahead of schedule at T1’s state - of - the - art U.S. module manufacturing facility 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 Jan. 2025 Feb. 2025 G1 Output (MW) G1 Jan - Feb. 2025 Production vs. Plan Production Plan (MW) Actual Production (MW)

Announcing G2 Austin

T1 has selected the Advanced Manufacturing and Logistix campus in Milam County, Texas for its planned U.S. solar cell manufacturing facility

G2 Austin Strategic Rationale

- Significant future EBITDA accretion expected with upstream vertical integration into U.S. solar cell manufacturing
- Positions T1 to be one of the few future integrated U.S. cell/module manufacturers
- Provides module customers with increased U.S. domestic content to be well-poised to qualify for meaningful Section 48E incentive bonuses

G2 Austin Rendering



G2 Austin Project Summary

Capacity: 4.8-5.1GW nameplate (product dependent)

Product: 8 Lines with mix of 210RN and 210N

Site: 100 acres in the Advanced Manufacturing and Logistix Campus at Sandow Lakes in Milam County, TX

Timeline:
- Estimated start of project execution in Q2-Q3 2025
- Estimated start of production in Q4 2026

Project economics:
- Estimated Capex of $850 million
- Estimated annual run rate EBITDA contribution at full production: $500 million

Status
- Advancing detailed engineering
- Preparing to issue RFPs to general contractors and potential suppliers of production line equipment

T1 Energy _ Q4 and Full-year 2024 Earnings Call _09

_0 10 TM Transaction closing achieved in December 2024 ▪ Trina’s Swiss entity received 9.9% of T1 common equity, post - money ▪ First $50 million preferred tranche from Encompass Capital Advisors LLC issued CFIUS process ongoing ▪ Parties to the transaction have filed a joint voluntary notice with CFIUS ▪ CFIUS approval is pre - condition to first share conversion to 19.9% of T1 shares (“First Conversion”) ▪ Shareholder vote is required to trigger issuance of 1.5% of T1 shares to Trina employees (“Second Conversion”) T1 Energy _ Q4 and Full - year 2024 Earnings Call Transaction Update and Timeline Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Transaction Announcement Closing (9.9% of T1 shares post - money) First Conversion Upon obtaining CFIUS approval Second Conversion Upon obtaining T1 shareholder approval Nov. 5, 2024 Dec. 24, 2024 Transaction Steps Proceeding with next steps of transaction

T1 Financial Summary

Summary of notable changes to T1's financials

Closed acquisition of Trina's U.S. solar manufacturing assets on accelerated schedule in Q4 2024

- Transaction consideration included $150 million of cash, 9.9% of T1 common equity, and previously disclosed assumption of debt

T1 achieved first revenues in Q4 2024

- Generated revenues of $2.9 million from G1 Dallas after transaction closing

Overview of T1's assets

- Inventory of $275 million from G1 Dallas production
- $165 million in advances to suppliers
- $65 million of current assets from discontinued operations

Overview of T1's liabilities

- Current portions of long-term debt ("LTD") and LTD to related parties of $94 million
- Assumed $81 million convertible note from Trina
- LTD and LTD – related party total of $427 million

Expect conversion of G1 Dallas construction loan in Q2 2025

- Expect to convert to term loan before April 30, 2025
- Conversion is conditioned upon all seven production lines being installed at G1 Dallas

Reclassified legacy European assets as Discontinued Operations

- Recording $312.9 million non-cash valuation charge on asset portfolio
- Giga Arctic and CQP designated as Held for Sale
- Giga Arctic and CQP respective fair values of $37.5 million and $5.6 million less potential cost of sales

T1 Balance Sheet Summary[1]

$ in millions	As of 31-Dec-24	As of 31-Dec-23
Cash and cash equivalents	$73	$253
Other current assets	$511	$59
Net, property, plant, & equipment	$285	$366
Other assets	$467	$54
Total assets	**$1,336**	**$732**
Current liabilities	$414	$49
Other liabilities	$685	$48
Preferred stock	$48	$0
Shareholders' equity	$189	$635
Total liabilities & equity	**$1,336**	**$732**

1 Unaudited financial summary.

T1 Energy _ Q4 and Full-year 2024 Earnings Call

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G2 Austin Project Development Overview

G2 Austin is the key step to developing a pathway to maximize U.S. domestic content of T1's solar modules

Authorizing initial project development spending on G2 Austin

- T1's project team is Initiating FEED work
- Targeting start of project execution in Q2 - Q3 2025

Potential funding sources for G2 Austin

- Traditional project financing of up to 50% of G2 Austin project capital costs
- Mezzanine financing: discussions in progress
- Forward 45X Production Tax Credit monetization
- Customer cash deposits tied to offtake contracts
- Second $50 MM Encompass Capital Advisors LCC preferred tranche
- Non-core asset sales

G2 project development milestone road map

March 2025: G2 site selection activates project financing process

Q2 2025: Projected G2 offtake contracts finalized

Q2/Q3 2025: Projected close of G2 financing and start of construction

Q4 2026: Projected start of G2 solar cell production

T1 Energy _ Q4 and Full-year 2024 Earnings Call

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_0 13 TM T1 Energy _ Q4 and Full - year 2024 Earnings Call Positioned to deliver significant potential earnings and valuation upside for T1 shareholders Unchanged 2025 - 2026 Operating and Financial Guidance Integrated G1_Dallas Operting and Financial G1_Dallas 2025 Exit+ G2_Austin Annual Guidance Summary 2025E Annual Run-Rate Run-Rate Annual Module Production (GW) 3.4 5.0 5.0 Annual Cell Production (GW) -- -- 5.0 Sales channel: contracted/merchant (%)45%/55% 30%/70% 40%/60% Projected module cost ($/W) $0.300 - $0.325 $0.275 - $0.300 $0.275 - $0.300 Estimated EBITDA ($ millions) $75 - $125 $175 - $225 $650 - $700

Vertically Integrating T1’s U.S. Solar Supply Chain

Focused on maximizing U.S. domestic content of T1’s solar modules

Executing multi-stage plan to expand the domestic content share of T1’s solar modules

- G2 Austin U.S. solar cell facility is the centerpiece of T1’s domestic content strategy
- Advancing interim options to source additional module components from U.S. suppliers

IRA presents T1’s customers with opportunities to stack domestic content bonuses

- Section 48E Clean Energy Investment Tax Credits allow for domestic content bonuses of up to 10% of a project’s value for using American-made steel, iron, and manufactured products

Domestic content helps U.S. solar developers maximize government incentives and ensures that developers meet regulatory requirements

- Provides our developer partners with a reliable domestic logistics network
- Developing a domestic solar supply chain fosters job creation within the U.S. economy
- Boosts U.S. energy independence by using domestically produced components

T1 is evaluating domestic component sourcing options in addition to G2 Austin

- Road map in place to surpass DC% thresholds under section 48E



Illustrative U.S. Domestic Content Roadmap
60%
50%
40%
30%
20%
10%
0%
45%
50%
55%
37%
55%
37%
2025
2026
2027
2028 or later
48E domestic content bonus qualification thresholds
Potential T1 domestic module content with G2 Austin online

Source: U.S. Treasury, T1 Energy.

T1 Energy _ Q4 and Full-year 2024 Earnings Call _014

_0 15 TM T1 Energy _ Q4 and Full - year 2024 Earnings Call Committed to generating value for T1 shareholders Key Priorities Advance T1’s corporate transformation Expand T1’s American made supply chain Build a cash flow powerhouse ▪ Ramp G1 Dallas production ▪ Advance G2 Austin project and commercial development ▪ Pursue options to maximize U.S. domestic content ▪ Execute organizational integration at G1 ▪ Optimize U.S. marketing program ▪ Proceed with transaction next steps including G1 construction loan conversion ▪ Progress capital formation initiatives ▪ Establish an integrated U.S. solar value chain ▪ Stack high - return solar + storage manufacturing projects